UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                January 15, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                           URANIUM INTERNATIONAL CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          Nevada                        000-52660                 20-1769847
_______________________________   ________________________   ___________________
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


       10475 Park Meadows Drive, Suite 600
               Lone Tree, Colorado                                 80124
     ________________________________________                    __________
     (Address of principal executive offices)                    (Zip Code)


                                 (720) 279-2377
               __________________________________________________
               Registrant's telephone number, including area code


                                 Not Applicable
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on January 15, 2009, the Board of Directors (the "Board") of Uranium International Corp., a Nevada corporation (the "Company"), authorized the execution of a letter of intent option agreement (the "Option") with Trans Atlantic Metals AG ("Trans Atlantic").

Geoforum Scandanavia AB ("Geoforum") is the sole legal and beneficial owner of a 100% undivided interest in and to four properties, the Bjorklund Property, the Labbas Property, the Marrviken Property, and the Staverberget Property (collectively, the Properties), located in the Kingdom of Sweden. Geoforum had previously granted to Trans Atlantic Metals an exclusive option (the "Geoforun Option") to acquire a 100% interest in the Properties pursuant to an option agreement dated August 16, 2006 (the "Geoforum - Trans Atlantic Option Agreement").

Therefore, in accordance with the terms and provisions of the Option: (i) Trans Atlantic has granted to the Company an irrevocable right to acquire up to an 80% undivided interest in and to the Properties, subject to a 3% net smelter royalty which shall be divided on the basis of 1% for Trans Atlantic and 2% for Geoforum; and (ii) the Company shall have ninety (90) days from the within which to complete a due diligence review and investigation of the Properties. In accordance with further terms and provisions of the Option, the Company shall:
(i) pay to Trans Atlatnic an aggregate of $75,000 within the first year, of which $25,000 shall be paid upon execution of the Option Agreement (the "Effective Date"), which has as of the date of this Current Report been paid;
(ii) within two years from the Effective Date, issue to Trans Atlantic an aggregate 100,000 shares of restricted common stock of the Company; (iii) within two years from the Effective Date, incur exploration expenses of $700,000, pursuant to which the Company shall acquire from Trans Atlantic a 51% interest in and to the Properties; and (iv) within seven years from the Effective Date, incur further exploration expenses of $3,000,000, pursuant to which the Company shall acquire from Tran s Atlantic the remaining 29% interest in and to the Properties.

The Company has entered into the Option with the intent of exercising the Option and subsequently entering into a joint venture agreement with Trans Atlantic to jointly develop the properties currently held by Trans Atlantic.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(c) SHELL COMPANY TRANSACTION.

    Not applicable.

(d) EXHIBITS.

    10.1 Letter of Intent Option Agreement dated January 15, 2009 between Uranium International Corp. and Trans Atlantic Metals AG.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 URANIUM INTERNATIONAL CORP.


DATE: January 21, 2009.

                                 /s/ MAREK J. KRECZMER
                                 ________________________________________
                                 Name:  Marek J. Kreczmer
                                 Title: President/Chief Executive Officer




















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